UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2023 (June 5, 2023)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Healthcare Realty Trust Incorporated (the “Company”) held its annual meeting of shareholders on June 5, 2023. At the annual meeting, there were present in person or by proxy 356,538,978 shares of the Company’s common stock, representing approximately 93.62% of the total outstanding eligible votes. The proposals considered at the annual meeting were voted on as follows:
1) The following individuals were elected to serve as directors for one-year terms or until their successors have been elected and take office.

Nominee	Votes For	Votes Withheld	Broker Non-Votes	Percent Voting For [1]
Todd J. Meredith	337,778,529	3,572,409	15,188,040	98.95%
John V. Abbott	337,036,628	4,314,310	15,188,040	98.74%
Nancy H. Agee	338,163,539	3,187,399	15,188,040	99.07%
W. Bradley Blair, II	298,833,707	42,517,231	15,188,040	87.54%
Vicki U. Booth	301,354,953	39,995,985	15,188,040	88.28%
Edward H. Braman	337,813,635	3,537,303	15,188,040	98.96%
Ajay Gupta	338,113,959	3,236,979	15,188,040	99.05%
James J. Kilroy	336,417,034	4,933,904	15,188,040	98.55%
Jay P. Leupp	301,630,591	39,720,347	15,188,040	88.36%
Peter F. Lyle, Sr.	337,039,042	4,311,896	15,188,040	98.74%
Constance B. Moore	338,622,319	2,728,619	15,188,040	99.20%
John Knox Singleton	325,721,098	15,629,840	15,188,040	95.42%
Christann M. Vasquez	336,625,656	4,725,282	15,188,040	98.62%
1 Total “For” votes as a percentage of the shares voted on the proposal.

2) The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
353,898,212	2,233,213	407,553	—	99.26%

3) The shareholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes	Percent Voting For [1]
308,821,975	32,060,344	468,619	15,188,040	90.47%

4) The shareholders have implemented the option of an “Annual Vote” as to the frequency of the non-binding advisory vote on executive compensation, by a majority of the following vote:

Annual Vote	Biennial Vote	Triennial Vote	Abstentions
333,072,197	141,107	7,788,333	349,301
1 Total “For” votes as a percentage of the shares voted on the proposal.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: June 8, 2023	By:	/s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Executive Vice President - Chief Financial Officer